Exhibit 10.58 EXECUTION VERSION PLEDGE AND SECURITY AGREEMENT dated as of May 19, 2020 among EACH OF THE PLEDGORS PARTY HERETO and CORTLAND CAPITAL MARKET SERVICES LLC, as Collateral Agent

TABLE OF CONTENTS

		Page
Section 1.	DEFINITIONS; GRANT OF SECURITY	1
1.1	General Definitions	1
1.2	Definitions; Interpretation	2
Section 2.	GRANT OF SECURITY	3
2.1	Grant of Security	3
Section 3.	SECURITY FOR OBLIGATIONS; PLEDGORS REMAIN LIABLE	4
3.1	Security for Obligations	4
3.2	Continuing Liability Under Collateral	4
Section 4.	CERTAIN PERFECTION REQUIREMENTS	4
4.1	Delivery Requirements	4
4.2	Control Requirements	4
Section 5.	REPRESENTATIONS AND WARRANTIES	5
5.1	Pledgor Information and Status	5
5.2	Collateral Identification	5
5.3	Ownership of Collateral and Absence of Other Liens	5
5.4	Status of Security Interest	5
Section 6.	COVENANTS AND AGREEMENTS	6
6.1	Pledgor Information and Status	6
6.2	Maintenance of Status of Security Interest	6
6.3	Pledged Equity Interests	6
6.4	Reporting	8
Section 7.	FURTHER ASSURANCES; ADDITIONAL PLEDGORS	8
7.1	Further Assurances	8
7.2	Additional Pledgors	9
Section 8.	COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT	9
8.1	Power of Attorney	9
Section 9.	REMEDIES	10
9.1	Generally	10

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9.2 Application of Proceeds .........................................................................................12 9.3 Sales on Credit .......................................................................................................13 9.4 Securities Act; Etc. .................................................................................................13 9.5 Cash Proceeds ........................................................................................................13 Section 10. COLLATERAL AGENT. ..................................................................................... 14 Section 11. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; REINSTATEMENT. ............................................................................................ 14 Section 12. STANDARD OF CARE; DUTY OF COLLATERAL AGENT. ......................... 15 12.1 Standard of Care ....................................................................................................15 12.2 Duty of Collateral Agent ........................................................................................15 Section 13. MISCELLANEOUS. ............................................................................................ 15 SCHEDULES AND EXHIBITS Schedule 5.1 — General Information Schedule 5.2(a) — Collateral Identification Regarding Pledged Equity Interests Schedule 5.2(b) — Collateral Identification Regarding Pledged Accounts Schedule 5.4 — Financing Statements Exhibit A — Pledge Supplement Exhibit B — Financing Statement Description of Collateral ii

This PLEDGE AND SECURITY AGREEMENT, dated as of May 19, 2020 (this “Agreement”), by and among New Residential Investment Corp., a Delaware corporation (“Parent”), each other entity identified on the signature pages hereto as executing the Agreement “as Pledgor” (the “Subsidiary Pledgors”) and each Additional Pledgor (as herein defined) (together with Parent and the Subsidiary Pledgors, collectively, the “Pledgors” and each, a “Pledgor”), and Cortland Capital Market Services LLC (“Cortland”), as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, together with its successors and permitted assigns, the “Collateral Agent”). RECITALS: WHEREAS, pursuant to that certain Senior Secured Term Loan Facility Agreement, dated as of the date hereof (as it may be amended, restated, supplemented, renewed, replaced or otherwise modified from time to time, the “Credit Agreement”), by and among Parent, the Subsidiaries of Parent party thereto from time to time, the lenders party thereto from time to time (the “Lenders”) and Cortland, as the Administrative Agent and the Collateral Agent, the Lenders have severally agreed to make extensions of credit to Parent upon the terms and subject to the conditions set forth therein; WHEREAS, it is a condition precedent to the obligations of the Lenders to make their respective extensions of credit to Parent under the Credit Agreement that the Pledgors shall secure their respective obligations under the Credit Agreement and the other Loan Documents, including the payment and performance of the Obligations, pursuant to this Agreement. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each Pledgor and the Collateral Agent agree as follows: Section 1. DEFINITIONS; GRANT OF SECURITY. 1.1 General Definitions. In this Agreement, the following terms shall have the following meanings: “Additional Pledgors” shall have the meaning assigned in Section 7.2. “Agreement” shall have the meaning set forth in the preamble. “Collateral” shall have the meaning assigned in Section 2.1. “Collateral Agent” shall have the meaning set forth in the preamble. “Control” shall mean: (a) with respect to any Deposit Accounts, “control” within the meaning of Section 9-104 of the UCC, and (b) with respect to any Securities Accounts, “control” within the meaning of Section 9-106 of the UCC. “Credit Agreement” shall have the meaning set forth in the recitals.

“Equity Interests” shall mean (i) with respect to a corporation, all shares of capital stock; (ii) with respect to a limited liability company, all limited liability company and membership interests; (iii) with respect to a partnership, all partnership interests; and (iv) with respect to a trust, all beneficial interests; in each of the foregoing cases, of any class, type or nature. “Issuers” shall mean the entities listed in the second column of Schedule 5.2(a). “Lender” shall have the meaning set forth in the recitals. “Parent” shall have the meaning set forth in the preamble. “Pledge Supplement” shall mean an agreement substantially in the form of Exhibit A attached hereto. “Pledged Accounts” shall mean, with respect to each Pledgor, all Deposit Accounts and Securities Accounts listed opposite such Pledgor’s name on Schedule 5.2(b) hereto or Schedule 5.2(b) to any Pledge Supplement. “Pledged Equity Interests” shall mean with respect to each Pledgor, all Equity Interests issued by each Issuer listed opposite such Pledgor’s name on Schedule 5.2(a) hereto or Schedule 5.2(a) to any Pledge Supplement, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Equity Interests of such Issuer or any successor entity of such Issuer or any other Equity Interests pledged by such Pledgor for the benefit of the Secured Parties from time to time. “Pledgors” shall have the meaning set forth in the preamble. “Secured Obligations” shall have the meaning assigned in Section 3.1. “Secured Parties” shall mean the Collateral Agent, the Administrative Agent, the Lenders and any other holder of any Secured Obligation. “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the perfection or priority of the Collateral Agent’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions. 1.2 Definitions; Interpretation. (a) In this Agreement, the following capitalized terms shall have the meanings given to them in the UCC (and, if defined in more than one Article of the UCC, shall have the meaning given in Article 9 thereof): Cash Proceeds, Certificated Security, Deposit Account, Entitlement Order, Proceeds, Securities Account and Securities Intermediary. 2

(b) All other capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. The incorporation by reference of terms defined in the Credit Agreement shall survive any termination of the Credit Agreement until this agreement is terminated as provided in Section 11 hereof. Any of the terms defined herein, unless the context otherwise requires, may be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The terms lease and license shall include sub-lease and sub-license, as applicable. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. If any conflict or inconsistency exists between the terms of this Agreement, except with respect to Section 2 and Section 3 herein, and the terms of the Credit Agreement, the terms of the Credit Agreement shall govern. All references herein to provisions of a statute (including the UCC) shall include all successor provisions under any subsequent version or amendment thereto. Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative. The terms “Lender” and “Secured Party” include their respective successors and permitted assigns. Section 2. GRANT OF SECURITY. 2.1 Grant of Security. Each Pledgor hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing lien on all of such Pledgor’s right, title and interest in, to and under all of the following property of such Pledgor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”): (a) all Pledged Accounts; (b) all Pledged Equity Interests, together with any certificates evidencing such Pledged Equity Interests; (c) all books and records pertaining to the foregoing; and 3

(d) to the extent not otherwise included above, all Proceeds and products of any and all of the foregoing. Section 3. SECURITY FOR OBLIGATIONS; PLEDGORS REMAIN LIABLE. 3.1 Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all present and future Obligations with respect to every Pledgor (the “Secured Obligations”). 3.2 Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable for all obligations under the Collateral to the same extent as if this Agreement had not been executed and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Pledgor shall remain liable under each of the agreements included in the Collateral to the same extent as if this Agreement had not been executed, including, without limitation, any agreements relating to Pledged Equity Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Equity Interests and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under the contracts and agreements included in the Collateral. Section 4. CERTAIN PERFECTION REQUIREMENTS. 4.1 Delivery Requirements. With respect to any Certificated Securities constituting Collateral and in existence on the Effective Date, subject to the time period specified in Section 5.13(c) of the Credit Agreement, each relevant Pledgor shall deliver to the Collateral Agent the certificates evidencing such Certificated Securities accompanied by share transfer powers or other instruments of transfer duly indorsed to the Collateral Agent, where necessary, or in blank, in either case in a manner reasonably satisfactory to the Collateral Agent. If any Certificated Securities become part of the Collateral after the Effective Date, each relevant Pledgor shall promptly deliver (and in any event no later than 10 Business Days following the date on which such Certificated Securities become part of the Collateral) to the Collateral Agent the certificates evidencing such Certificated Securities accompanied by share transfer powers or other instruments of transfer duly indorsed to the Collateral Agent, where necessary, or in blank, in either case in a manner reasonably satisfactory to the Collateral Agent. 4.2 Control Requirements. With respect to any Pledged Accounts, subject to the time period specified in Section 5.13(a) of the Credit Agreement, each Pledgor owning any Pledged Account shall obtain control agreements in form and substance reasonably satisfactory to the Collateral Agent executed and delivered by (i) each Securities Intermediary maintaining a Pledged Account that is a Securities Account for such Pledgor, and (ii) each depository bank at which such 4

Pledgor maintains a Pledged Account that is a Deposit Account. With respect to any Pledged Account for which the Collateral Agent has obtained Control, in no event shall the Collateral Agent deliver any Entitlement Order or any notice or other instructions to the applicable bank or Securities Intermediary maintaining such Pledged Account directing the disposition of funds in such Pledged Account or terminating the applicable Pledgor’s right to issue Entitlement Orders or so direct the disposition of funds therein until and unless an Event of Default has occurred and is continuing. Section 5. REPRESENTATIONS AND WARRANTIES. Each Pledgor hereby represents and warrants, as of the Effective Date, that: 5.1 Pledgor Information and Status. Schedule 5.1 sets forth under the appropriate headings: (1) the full legal name of such Pledgor, (2) the type of organization of such Pledgor, (3) the jurisdiction of organization, incorporation or formation, as applicable, of such Pledgor, and (4) the jurisdiction where the chief executive office or its sole place of business is located, in each case, as of the date hereof. 5.2 Collateral Identification. (a) Schedule 5.2(a) sets forth under the appropriate headings all of such Pledgor’s Pledged Equity Interests as of the date hereof. (b) Schedule 5.2(b) sets forth under the appropriate headings all of such Pledgor’s Pledged Accounts as of the date hereof. 5.3 Ownership of Collateral and Absence of Other Liens. Such Pledgor is the owner of the Pledged Equity Interests and Pledged Accounts as set forth on Schedule 5.2(a) and Schedule 5.2(b) and pledged by it hereunder and has rights in or the power to transfer each other item of the Collateral in which a Lien is granted by it hereunder, in each case, free and clear of any and all Liens, rights or claims of all other Persons, except for the Lien granted to the Collateral Agent pursuant to this Agreement and other Permitted Liens (other than Liens securing Indebtedness). The Pledged Equity Interests pledged hereunder by the Pledgors are listed on Schedule 5.2(a) and constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 5.2(a). None of the Pledgors have filed or consented to the filing of any financing statement or other public notice with respect to a security interest in all or any part of the Collateral in any public office, except (i) as such as have been filed in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement, (ii) as will be terminated in connection with the repayment of one or more existing credit facilities on the Effective Date with the proceeds of the Loans or (iii) as are permitted by the Credit Agreement. 5.4 Status of Security Interest. The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected first priority security interest in favor of the Collateral Agent in the Collateral for which perfection is governed by the UCC upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion by the Collateral Agent (or its counsel) pursuant to Section 7.1(b) hereof of the filing of financing statements naming each Pledgor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth 5 opposite such Pledgor’s name on Schedule 5.4 hereof, and (ii) in the case of all Pledged Accounts, the Collateral Agent obtaining Control thereof. Upon the taking of such actions, such security interest shall be prior to all other Liens on the Collateral except for Permitted Liens. Notwithstanding anything to the contrary herein, no Pledgor shall be required to perfect the security interest in any Collateral by “control” except as and to the extent specified in Section 4. Section 6. COVENANTS AND AGREEMENTS. Each Pledgor hereby covenants and agrees that, until payment in full of all Secured Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been made), in each case, unless the Required Lenders consent in writing: 6.1 Pledgor Information and Status. Without limiting any prohibitions or restrictions on mergers or other transactions set forth in the Credit Agreement, it shall not change such Pledgor’s legal name, type of organization or jurisdiction of organization, incorporation or formation, as applicable, from that referred to on Schedule 5.1 except in accordance with Section 5.1(j)(i) of the Credit Agreement and unless it shall have delivered to the Collateral Agent such amendments to financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein. 6.2 Maintenance of Status of Security Interest. Each Pledgor shall (i) maintain the security interest created by this Agreement as a perfected security interest having at least the priority described herein and (ii) use commercially reasonable efforts necessary to defend such security interest against the claims and demands of all Persons, other than Persons holding Permitted Liens, subject to the rights of such Pledgor under the Loan Documents to dispose of the Collateral. 6.3 Pledged Equity Interests. (a) Except as provided in the next sentence, in the event such Pledgor receives any dividends, interest or distributions on any Pledged Equity Interest upon the merger, consolidation, liquidation or dissolution of any issuer of any Pledged Equity Interest, then (i) such dividends, interest or distributions shall be included in the definition of Collateral without further action and (ii) such Pledgor shall take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over any Certificated Security to the extent constituting Collateral (including, without limitation, delivery thereof to the Collateral Agent to the extent otherwise required pursuant to this Agreement) and pending any such action such Pledgor shall be deemed to hold such dividends, interest or distributions in trust for the benefit of the Collateral Agent and shall segregate such dividends, interest and distributions from all other property of such Pledgor. Notwithstanding the foregoing, unless an Event of Default shall have occurred and be continuing and written notice has been delivered by the Collateral Agent to the Pledgors, each Pledgor shall be entitled to retain all cash dividends and distributions paid in respect of the Pledged Equity Interests; (b) If such Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in 6 connection with any reorganization), option or rights in respect of the Equity Interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Equity Interests, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent, hold the same in trust for the Collateral Agent and promptly deliver the same to the Collateral Agent in the same form received, accompanied by share transfer powers or other instruments of transfer duly indorsed to the Collateral Agent, where necessary, or in blank, in either case in a manner reasonably satisfactory to the Collateral Agent, as additional collateral security for the Obligations. (c) Voting. (i) So long as no Event of Default shall have occurred and be continuing, except as otherwise provided under the covenants and agreements in the Credit Agreement, each Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Equity Interests or any part thereof for any purpose; provided, no Pledgor shall exercise any such right if such action would have a Material Adverse Effect on the value of the Collateral or the ability of the Collateral Agent to take enforcement action over the Collateral, taken as a whole; it being understood, however, that neither the voting by such Pledgor of any Pledged Equity Interests for, or such Pledgor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Pledgor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed to constitute a Material Adverse Effect on the value of the Collateral or the ability of the Collateral Agent to take enforcement action over the Collateral; and (ii) Upon the occurrence and during the continuance of an Event of Default, upon notice by the Collateral Agent to the applicable Pledgor: (1) all rights of each Pledgor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and (2) in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Pledgor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 8.1; and (d) Such Pledgor covenants and agrees that it shall, upon agreeing to any amendment to any Organizational Document electing to treat any membership interest or partnership interest constituting Collateral as a “security” under Section 8-103 of the UCC, 7 promptly cause the Issuer of such interest to certificate such interest and deliver to the Collateral Agent all certificates representing or evidencing such Pledged Equity Interest. No Pledgor shall grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Pledged Equity Interests to any Person other than the Collateral Agent. 6.4 Reporting. Each Pledgor will advise the Collateral Agent promptly upon becoming aware, in reasonable detail, of (i) any Lien (other than security interests created hereby or Permitted Liens) on any of the Collateral which would adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder and (ii) the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the value of the Collateral or on the security interests created hereby, taken as a whole. Section 7. FURTHER ASSURANCES; ADDITIONAL PLEDGORS. 7.1 Further Assurances. (a) Each Pledgor agrees that from time to time, upon the written request of the Collateral Agent, at the sole expense of such Pledgor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Collateral Agent may reasonably request, for the purposes of creating and/or maintaining the validity, perfection or priority of and protecting any security interest granted hereby having at least the priority described herein or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral, in each case to the extent provided herein. Without limiting the generality of the foregoing, each Pledgor shall: (i) file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, indorsements, powers of attorney or notices, as the Collateral Agent may reasonably request, in order to effect, reflect, perfect and preserve the security interests granted hereby; (ii) in the case of any other Collateral for which “control” (within the meaning of the applicable UCC) is required for perfection under the applicable UCC, taking any actions necessary to enable the Collateral Agent to obtain or maintain “control” with respect thereto, subject to Section 4.2 above; and (iii) furnish the Collateral Agent with such information regarding the Collateral as the Collateral Agent may reasonably request from time to time. (b) Each Pledgor hereby authorizes the Collateral Agent (and its counsel), at any time and from time to time, to file financing or continuation statements, and amendments and supplements to any of the foregoing, in any jurisdictions and with any filing offices as the Collateral Agent may reasonably determine are necessary to perfect or otherwise protect the security interest granted to the Collateral Agent herein. Such financing statements shall describe the Collateral as set forth on Exhibit B. Each Pledgor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail. Notwithstanding the foregoing, the Collateral Agent shall not be responsible for (i) perfecting, maintaining, monitoring, preserving or protecting the security interest or Lien 8 granted under this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, (ii) the filing, re-filing, recording, re-recording or continuing of any document, financing statement, mortgage, assignment, notice, instrument of further assurance or other instrument in any public office at any time or times or (iii) providing, maintaining, monitoring or preserving insurance on, or the payment of taxes with respect to, any of the Collateral. 7.2 Additional Pledgors. Each Person that is required to become a party to this Agreement, or that Parent designates as a Subsidiary Guarantor, after the Effective Date pursuant to Section 5.9 of the Credit Agreement, shall become a party hereto as an additional Pledgor by executing and delivering a Pledge Supplement (each, an “Additional Pledgor”). Upon delivery of any such Pledge Supplement to the Collateral Agent, notice of which is hereby waived by the Pledgors, each Additional Pledgor shall become a Pledgor and shall be as fully a party hereto as if such Additional Pledgor were an original signatory hereto. Each Pledgor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Pledgor hereunder, nor by any election of the Collateral Agent not to cause any Subsidiary of Parent that is required by the terms of the Credit Agreement to become an Additional Pledgor to in fact become an Additional Pledgor hereunder. This Agreement shall be fully effective, with respect to any Pledgor that is an original signatory hereof, at the date hereof and, with respect to any Additional Pledgor, at the date its Pledge Supplement is delivered to the Collateral Agent, in each case, regardless of whether any other Person becomes or fails to become or ceases to be a Pledgor hereunder. Section 8. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. 8.1 Power of Attorney. Each Pledgor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Pledgor’s attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation, to do any of all of the following upon the occurrence and during the continuance of any Event of Default: (a) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to receive, indorse and collect any drafts or other instruments and documents in connection with clause (a) above; (c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral; (d) to prepare and file any UCC financing statements against such Pledgor as debtor; 9

(e) to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Pledgor to the Collateral Agent, due and payable immediately without demand; (f) to execute any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; (g) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (h) to defend any suit, action or proceeding brought against such Pledgor with respect to any of the Collateral; (i) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; and (j) to sell, transfer, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Pledgor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Pledgor might do. If any Pledgor fails to perform or comply with any of its agreements contained herein and an Event of Default has occurred and is continuing, the Collateral Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 8.1 shall be payable by the Pledgors to the Collateral Agent in accordance with Section 10.2 of the Credit Agreement. Each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released. Section 9. REMEDIES. 9.1 Generally. 10

(a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may, without limitation, exercise the following rights: (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Pledgor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Pledgor; (ii) instruct the obligor or obligors on any Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent; (iii) withdraw all moneys, securities and instruments in any Pledged Account for application to the Obligations in accordance with Sections 9.2 and 9.5; (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with this Agreement, or direct the relevant Pledgor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, apply the proceeds thereof to the payment in whole or in part of the Obligations then due and owing in the order or priority specified in the Credit Agreement (or hold such proceeds in one or more Pledged Accounts pending such application); (v) transfer all or any part of the Collateral into the Collateral Agent’s name or the name of its nominee or nominees; (vi) vote all or any part of the Collateral (whether or not transferred into the name of the Collateral Agent) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof; and (vii) set off any and all Collateral against any and all Obligations, it being understood that each Pledgor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Pledgor of said obligation. (b) The Collateral Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose 11 of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) Business Days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, with further notice, be made at the time and place to which it was so adjourned. Each Pledgor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Each Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Pledgors shall be liable for the deficiency and the reasonable and documented out-of-pocket fees of any attorneys employed by the Collateral Agent to collect such deficiency. Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way limit the rights of the Collateral Agent hereunder. (c) The Collateral Agent shall have no obligation to marshal any of the Collateral. (d) In connection with any exercise of remedies with respect to any Collateral consisting of an interest in a limited liability company made pursuant to and in accordance with this Section 9.1, each Pledgor hereby approves and consents to the Collateral Agent or any transferee thereof being admitted as and becoming a member of such limited liability company. The effectiveness of any pledge herein of any such interest in a limited liability company may be subject to the Collateral Agent or such transferee, as applicable, executing and delivering a written agreement to be bound by the terms of the operating agreement of such limited liability company. 9.2 Application of Proceeds. All proceeds received by the Collateral Agent in respect of any sale of, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against, the Secured Obligations in the order of priority set forth in Section 2.12(f) of the Credit Agreement, and to the extent of any excess of 12 such proceeds, to the payment to or upon the order of such Pledgor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct. 9.3 Sales on Credit. If the Collateral Agent sells any of the Collateral upon credit, the Pledgors will be credited only with payments actually made by purchaser and received by the Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the Pledgors shall be credited with proceeds of the sale. 9.4 Securities Act; Etc.. Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Equity Interests conducted without prior registration or qualification of such Pledged Equity Interests under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Pledgor agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely as a result of such limitation and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Equity Interests for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Pledged Equity Interests, upon the written request of the Collateral Agent, each Pledgor shall use its commercially reasonable efforts to cause each Issuer of any Pledged Equity Interests to be sold hereunder to furnish to the Collateral Agent all information, as the Collateral Agent may reasonably request from time to time, to determine the number and nature of interest, shares or other instruments included in the Pledged Equity Interests necessary for any such sales of the applicable Pledged Equity Interests by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder. 9.5 Cash Proceeds. Upon the occurrence and during the continuance of an Event of Default, upon notice by the Collateral Agent to the applicable Pledgor, all Cash Proceeds of any Collateral received by any Pledgor shall be held by such Pledgor in trust for the Collateral Agent, segregated from other funds of such Pledgor, and shall, promptly upon receipt by such Pledgor, be turned over to the Collateral Agent in the exact form received by such Pledgor (duly indorsed by such Pledgor to the Collateral Agent, if required). Any Cash Proceeds received by the Collateral Agent (whether from a Pledgor or otherwise) may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing. All Cash Proceeds while held by the Collateral Agent (or by such Pledgor in trust for the Collateral Agent) shall continue to be held as collateral security for the Obligations and shall not constitute payment thereof until applied as provided in Section 9.2 above. 13

Section 10. COLLATERAL AGENT. The Collateral Agent has been appointed to obtain the security interest hereunder and other rights and benefits hereunder for the benefit of the Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. The provisions of the Credit Agreement relating to the Collateral Agent including, without limitation, the provisions relating to resignation or removal of the Collateral Agent and the powers and duties and immunities of the Collateral Agent are incorporated herein by this reference and shall survive any termination of the Credit Agreement. Section 11. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; REINSTATEMENT. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been made), be binding upon each Pledgor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and permitted assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the payment in full of all Secured Obligations (other than contingent indemnification and cost reimbursement obligations for which no claim has been made), this Agreement (subject to the terms hereof that expressly survive termination) and the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Pledgors. Upon any such termination the Collateral Agent shall, at Pledgors’ expense, execute and deliver to Pledgors or otherwise authorize the filing of such documents as Pledgors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the terms of the Credit Agreement, the Liens granted herein shall be automatically released with respect to such property and such property shall automatically revert to the applicable Pledgor with no further action on the part of any Person. The Collateral Agent shall, at the applicable Pledgor’s expense, execute and deliver or otherwise authorize the filing of such documents as such Pledgor shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release. At the request and sole expense of any Pledgor, such Pledgor shall be released from its obligations hereunder in the event that all the Equity Interests of such Pledgor shall be so sold or disposed in a transaction permitted by the terms of the Credit Agreement. 14

This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Pledgor for liquidation or reorganization, should any Pledgor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Pledgor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. Section 12. STANDARD OF CARE; DUTY OF COLLATERAL AGENT. 12.1 Standard of Care. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession under Section 9-207 of the UCC or otherwise shall be to deal with it in the same manner and accord it the same care as the Collateral Agent deals with similar property for its own account. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Pledgor or otherwise. 12.2 Duty of Collateral Agent. The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interest in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct (for the avoidance of doubt, no action taken or omitted by the Collateral Agent at the instruction of the Required Lenders (or such other Lenders as may be required to give such instructions under Section 10.5 of the Credit Agreement) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 12.2). Section 13. MISCELLANEOUS. Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.5 of the Credit Agreement; provided, however, that Schedules to this Agreement may be supplemented through Pledge Supplements duly executed by the Collateral Agent and the applicable Pledgor. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise 15 thereof or of any other power, right or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have had on any future occasion. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and the Pledgors and their respective successors and assigns. No Pledgor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Pledgors and the Collateral Agent and supersede all prior agreements and understandings among such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements among the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. The words “execution,” “signed,” “signature,” and words of like import in this Agreement, any Pledge Supplement or any other agreement, document or instrument delivered under any of the foregoing shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY LAW, RULE, PROVISION OR PRINCIPLE OF CONFLICTS OF LAWS THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AGAINST THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, ANY LENDER, ANY OTHER SECURED PARTY OR ANY AFFILIATE OF ANY OF THE FOREGOING, IN ANY WAY RELATING TO THIS 16

AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN A FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND SUBJECT TO CLAUSE (E) OF THIS PARAGRAPH, AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW (WITHOUT DEROGATING FROM ANY PARTY’S RIGHT TO APPEAL ANY SUCH JUDGMENT). NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER, ANY PLEDGOR OR ANY OF ITS OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PLEDGOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, HEREBY EXPRESSLY AND IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT OR ANY OTHER SECURED PARTY IN RESPECT OF RIGHTS UNDER ANY SECURITY DOCUMENT GOVERNED BY ANY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES (I) JURISDICTION AND VENUE OF COURTS IN ANY OTHER JURISDICTION IN WHICH IT MAY BE ENTITLED TO BRING SUIT BY REASON OF ITS PRESENT OR FUTURE DOMICILE OR OTHERWISE AND (II) ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PLEDGOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE LOAN PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT, THE LENDERS AND EACH OTHER SECURED PARTY RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION 17

WITH THE EXERCISE OF ANY RIGHTS UNDER ANY SECURITY DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 13 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT. [Remainder of page intentionally left blank; signature pages follow] 18

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. NEW RESIDENTIAL INVESTMENT CORP, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer MSR WAC LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ RESIDENTIAL MORTGAGE LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer and Chief Operating Officer NRZ ADVANCES HOLDCO LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer [Signature Page to Pledge and Security Agreement]

NRZ CONSUMER 2016-1 LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ COVIUS HOLDINGS 1 LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ COVIUS HOLDINGS 2 LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ COVIUS HOLDINGS 3 LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ MBN ISSUER HOLDINGS LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer [Signature Page to Pledge and Security Agreement]

NRZ MORTGAGE HOLDINGS LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ PRO I LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ PRO II LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ PRO III LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer NRZ RA HOLDINGS LLC, as Pledgor By: /s/ Nicola Santoro, Jr. Name: Nicola Santoro, Jr. Title: Chief Financial Officer [Signature Page to Pledge and Security Agreement]

CORTLAND CAPITAL MARKET SERVICES LLC, as Collateral Agent By: /s/ Emily Ergang Pappas Name: Emily Ergang Pappas Title: Head of Legal [Signature Page to Pledge and Security Agreement]

SCHEDULE 5.1 TO PLEDGE AND SECURITY AGREEMENT GENERAL INFORMATION Full Legal Name of Type of Jurisdiction of Chief Executive Pledgor Organization Organization, Incorporation Office/Sole Place of or Formation (as applicable) Business New Residential Corporation Delaware 1345 Avenue of the Investment Corp. Americas 45th Floor New York, NY 10105 MSR WAC LLC Limited liability Delaware 1345 Avenue of the company Americas 45th Floor New York, NY 10105 NRZ MBN ISSUER Limited liability Delaware 1345 Avenue of the HOLDINGS LLC company Americas 45th Floor New York, NY 10105 NRZ MORTGAGE Limited liability Delaware 1345 Avenue of the HOLDINGS LLC company Americas 45th Floor New York, NY 10105 NEW RESIDENTIAL Limited liability Delaware 1345 Avenue of the MORTGAGE LLC company Americas 45th Floor New York, NY 10105 NRZ Advances Holdco Limited liability Delaware 1345 Avenue of the LLC company Americas 45th Floor New York, NY 10105 NRZ CONSUMER Limited liability Delaware 1345 Avenue of the 2016-1 LLC company Americas 45th Floor New York, NY 10105 NRZ Covius Holdings Limited liability Delaware 1345 Avenue of the 1 LLC company Americas 45th Floor New York, NY 10105 NRZ Covius Holdings Limited liability Delaware 1345 Avenue of the 2 LLC company Americas 45th Floor New York, NY 10105 Schedule 5.1-1

Full Legal Name of Type of Jurisdiction of Chief Executive Pledgor Organization Organization, Incorporation Office/Sole Place of or Formation (as applicable) Business NRZ Covius Holdings Limited liability Delaware 1345 Avenue of the 3 LLC company Americas 45th Floor New York, NY 10105 NRZ Pro I LLC Limited liability Delaware 1345 Avenue of the company Americas 45th Floor New York, NY 10105 NRZ Pro II LLC Limited liability Delaware 1345 Avenue of the company Americas 45th Floor New York, NY 10105 NRZ Pro III LLC Limited liability Delaware 1345 Avenue of the company Americas 45th Floor New York, NY 10105 NRZ RA HOLDINGS Limited liability Delaware 1345 Avenue of the LLC company Americas 45th Floor New York, NY 10105 Schedule 5.1-2